UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 24, 2021

CBAK ENERGY TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32898	86-0442833
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

BAK Industrial Park, Meigui Street
Huayuankou Economic Zone
Dalian, China, 116450
(Address, including zip code, of principal executive offices)

(86)(411)-3918-5985
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CBAT	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2021, Guosheng Wang advised the Board of Directors (the “Board”) of CBAK Energy Technology, Inc. (the “Company”) of his resignation as a member of the Board, effectively immediately. Mr. Wang’s decision to resign was due to personal reasons and not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On September 24, 2021, the Board elected Ms. Xiangyu Pei as a new director of the Company, effective immediately. Ms. Pei will be subject to reelection at the Company’s next annual meeting of stockholders.

Ms. Pei has served as the Interim Chief Financial Officer of the Company since August 2019. Her biographical information is incorporated herein by reference as set forth in the Company's most recent annual report on Form 10-K filed with the Securities and Exchange Commission on April 13, 2021.

Like other employee directors of the Company, Ms. Pei will not receive compensation for serving as a director of the Company, but she is entitled to reimbursements for reasonable expenses incurred in connection with attending the Company’s board meetings.

There is no family relationship that exists between Ms. Pei and any directors or executive officers of the Company. In addition, there are no arrangements or understandings between Ms. Pei and any other persons pursuant to which she was elected to the Board and there are no related party transactions between the Company and Ms. Pei that would require disclosure under Item 404(a) of Regulation S-K.

ITEM 8.01. OTHER EVENTS.

On September 24, 2021, Mr. Wang resigned as a manager of Dalian CBAK Power Battery Co., Ltd., a wholly owned PRC subsidiary of the Company. Mr. Wang has agreed to act as a consultant to the Company. Mr. Wang's resignation is not the result of any disagreement with management, the Company or its operations, policies, or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBAK ENERGY TECHNOLOGY, INC.

Date: September 28, 2021	By:	/s/ Yunfei Li
Yunfei Li
Chief Executive Officer

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